EQUITY	9 Months Ended
Sep. 30, 2025
Equity [Abstract]
EQUITY

9. EQUITY

Warrants

On May 30, 2025, the Company commenced an exchange offer and consent solicitation relating to its outstanding warrants. The Company offered to all holders of the warrants the opportunity to receive 0.10 ordinary shares in exchange for each outstanding warrant tendered by the holder and exchanged pursuant to the offer. The Company concurrently solicited consents from holders of the warrants to amend the Warrant Agreement, dated as of May 11, 2017, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, to permit the Company to require that each warrant that is outstanding upon the closing of the exchange offer be converted into 0.09 ordinary shares, which is a ratio 10% less than the exchange ratio applicable to the exchange offer.

Upon the expiration of the exchange offer on June 30, 2025, 34,136,353 warrants were tendered in exchange for 3,413,645 ordinary shares. Additionally, by vote of the warrant holders, the remaining 1,404,027 outstanding warrants were automatically converted into ordinary shares at a ratio of one warrant to 0.09 ordinary shares, resulting in the issuance of an additional 129,926 (as adjusted for rounding differences at settlement) ordinary shares. Settlement of the exchange offer (issuance of ordinary shares) occurred in July 2025.

The Company costs of the exchange offer were recorded as a reduction to Common stock and additional paid-in capital on the Company’s unaudited condensed consolidated balance sheet.